SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2004


                          GENERAL MARITIME CORPORATION
           (Exact name of each Registrant as specified in its Charter)


 Republic of the Marshall Islands         001-16531              06-159-7083
 (State or other jurisdiction of    (Commission File Number)    (IRS employer
 incorporation or organization)                              identification no.)

      35 West 56th Street                                        (Zip Code)
      New York, New York
(Address of principal executive
          offices)

      (Registrant's telephone number, including area code): (212) 763-5600

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Item 9. Regulation FD Disclosure

The information in this Current Report is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to Regulation G under the Securities Act of 1933.

Item 12. Disclosure of Results of Operations and Financial Condition.

On February 11, 2004, General Maritime Corporation (the "Company") issued a press release including its results of operations for the fourth quarter and full year ended period ended December 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 11, 2004

                                             GENERAL MARITIME CORPORATION


                                             By: /s/ JOHN C. GEORGIOPOULOS
                                                 -------------------------
                                                     John C. Georgiopoulos
                                                     Chief Financial Officer



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